UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 10, 2023

MARPAI, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-40904	86-1916231
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5701 East Hillsborough Avenue, Suite 1417
Tampa, Florida		33610
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 646 303-3483

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	MRAI	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Explanatory Note

Item 2.01 Completion of Acquisition or Disposition of Assets.

On November 1, 2022, Marpai, Inc. (the “Company”) filed a Current Report on Form 8-K (the “Initial Report”) to report the Company’s consummation of Maestro Health, LLC (“Maestro Health”), a Delaware limited liability company, pursuant to the terms of the Membership Interest Purchase Agreement executed by and among the Company, X.L. America, Inc., a Delaware corporation, Seaview Re Holdings Inc., a Delaware corporation, and AXA S.A., a French société anonyme.

This Current Report on Form 8-K/A (this “Amendment”) amends and supplements the Initial Report to provide financial statements of Maestro Health, and the pro forma financial statements of the Company required by Item 9.01 of Form 8-K. No other modifications to the Initial Report are being made by this Amendment. This Amendment should be read in conjunction with the Initial Report.

Item 9.01 Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.

The audited financial statements of Maestro Health as of and for the year ended December 31, 2021, together with the related notes to the financial statements, are included as Exhibit 99.1 to this Current Report and are incorporated herein by reference. The unaudited financial statements of Maestro Health as of and for the nine months ended September 30, 2022 are included as Exhibit 99.2.

(b)	Pro Forma Financial Information.

The unaudited pro forma combined financial statements of the Company as of and for the year ended December 31, 2021, together with the related unaudited notes to the financial statements, are included as Exhibit 99.3 to this Current Report and are incorporated herein by reference.

(d) Exhibits.

Exhibit Number	Description
99.1	Audited financial statements of Maestro Health, LLC as of and for the year ended December 31, 2021 and 2020.
99.2	Unaudited financial statements of Maestro Health, LLC as of and for the nine months ended September 30, 2022.
99.3	Unaudited Pro Forma Combined Financial Statements of Marpai, Inc. as of and for the year ended December 31, 2021, together with the related notes to the financial statements.
104	Cover Page Interactive Data File (formatted as inline XBRL and contained in Exhibit 101)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARPAI, INC.

Date:	January 10, 2023	By:	/s/ Edmundo Gonzalez
Name: Edmunod Gonzalez Title: Chief Executive Officer